SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                January 5, 1998


                                 DESIGNS, INC.
                                 -------------

             (Exact Name of registrant as specified in its charter)


        Delaware                  0-15898                04-2623104
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)           File Number)        Identification No.)


     66 B Street, Needham, Massachusetts                      02194
  (Address of principal executive offices)                  (Zip Code)


                                 (781) 444-7222
              (Registrant's telephone number, including area code)


Item 5.   Other Events

     On December 10, 1997, Designs, Inc. (the "Company") entered into a Credit Agreement and a Security Agreement, each between the Company and BankBoston, N.A. A copy of the Credit Agreement and the Security Agreement are attached as
Exhibit 10.1 and Exhibit 10.2 hereto, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DESIGNS, INC.



Date:  January 5, 1998        By: /s/ Scott N. Semel
                                  ----------------------------------
                                    Scott N. Semel, Executive Vice
                                     President and Secretary




                           Index to Exhibits
                           -----------------



Exhibit No.                   Description
-----------                   -----------

  10.1. Credit Agreement dated as of December 10, 1997 between Designs, Inc. and BankBoston, N.A.

  10.2. Security Agreement dated as of December 10, 1997 between Designs, Inc. and BankBoston, N.A.